POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     As used in this Power of Attorney, “Funds” shall mean: AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust, each a Delaware statutory trust.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this June 25, 2010.

/s/ David C. Arch
David C. Arch

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     As used in this Power of Attorney, “Funds” shall mean: AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust, each a Delaware statutory trust.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this June 25, 2010.

/s/ Rod Dammeyer
Rod Dammeyer

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     As used in this Power of Attorney, “Funds” shall mean: AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust, each a Delaware statutory trust.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this June 25, 2010.

/s/ Hugo Sonnenschein
Hugo Sonnenschein

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     As used in this Power of Attorney, “Funds” shall mean: AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust, each a Delaware statutory trust.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this June 25, 2010.

/s/ Wayne Whalen
Wayne Whalen